--------------------------------------------------------------------------------


                             AMENDED AND RESTATED

                        RECEIVABLES TRANSFER AGREEMENT


                                 by and among
                                 ------------


                                  GGRC CORP.,


                                as Transferor,


                           GEORGIA GULF CORPORATION,

                               individually and
                             as Collection Agent,


                                      and
                                      ---


                         DYNAMIC FUNDING CORPORATION.


                         Dated as of December 4, 1996


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
                                   ARTICLE I

                                  DEFINITIONS
                                  -----------
SECTION 1.1.   Certain Defined Terms....................................    1
SECTION 1.2.   Other Terms..............................................   19
SECTION 1.3.   Computation of Time Periods..............................   19

                                   ARTICLE II

                           TRANSFERS AND SETTLEMENTS

SECTION 2.1.   Assignment and Conveyance; Facility......................   20
SECTION 2.2.   Transfers................................................   20
SECTION 2.3.   Selection of Tranche Periods
                 and Tranche Rates......................................   23
SECTION 2.4.   Discount, Fees and Other Costs
                 and Expenses...........................................   24
SECTION 2.5.   Non-Liquidation Settlement and
                 Reinvestment Procedures................................   25
SECTION 2.6.   Liquidation Settlement Procedures........................   25
SECTION 2.7.   Fees.....................................................   27
SECTION 2.8.   Protection of Ownership of
                 the Company............................................   27
SECTION 2.9.   General Settlement Procedures............................   28
SECTION 2.10.  Payments and Computations, Etc...........................   29
SECTION 2.11.  Reports..................................................   29
SECTION 2.12.  Increase in and Reduction of
                 Facility Limit.........................................   29
SECTION 2.13.  Optional Retransfer......................................   29

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                                                                         Page
                                                                         ----
SECTION 3.1.   Representations and Warranties...........................   31
SECTION 3.2.   Reaffirmation of Representations
                 and Warranties.........................................   35

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

SECTION 4.1.   Conditions to Closing....................................   36

                                   ARTICLE V

                                   COVENANTS

SECTION 5.1.   Financial Reporting......................................   39
SECTION 5.2.   Negative Covenants of the
                 Transferor and Georgia Gulf............................   42

                                   ARTICLE VI

                         ADMINISTRATION AND COLLECTIONS

SECTION 6.1.   Appointment of Collection Agent..........................   46
SECTION 6.2.   Duties of Collection Agent...............................   46
SECTION 6.3.   Rights After Designation of
                 New Collection Agent...................................   48
SECTION 6.4.   Responsibilities of the Transferor
               and Georgia Gulf.........................................   49
SECTION 6.5.   Lock-Box Notices.........................................   49

                                  ARTICLE VII

                               TERMINATION EVENTS

SECTION 7.1.   Termination Events.......................................   51

                                                                         Page
                                                                         ----
SECTION 7.2.   Termination..............................................   53

                                 ARTICLE VIII

                                INDEMNIFICATION

SECTION 8.1.   Indemnities by the Transferor............................   54
SECTION 8.2.   Tax Indemnification......................................   56
SECTION 8.3.   Additional Costs.........................................   57
SECTION 8.4.   Other Costs and Expenses.................................   58
SECTION 8.5.   Reconveyance Under Certain
                 Circumstances..........................................   59

                                  ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.1.   Term of Agreement........................................   61
SECTION 9.2.   Waivers; Amendments......................................   61
SECTION 9.3.   Notices..................................................   61
SECTION 9.4.   Governing Law; Submission
                 to Jurisdiction; Integration...........................   63
SECTION 9.5.   Severability; Counterparts...............................   63
SECTION 9.6.   Assignments..............................................   63
SECTION 9.7.   Confidentiality..........................................   64
SECTION 9.8.   No Bankruptcy Petition Against
                 the Company............................................   64
SECTION 9.9.   Limited Recourse; Waiver of Setoff.......................   65
SECTION 9.10.  Characterization of the Trans-
                 actions Contemplated by this
                 Agreement..............................................   65

                                    EXHIBITS

                                                                         Page
                                                                         ----
EXHIBIT A      Form of Contract.........................................  A-1
EXHIBIT B      Credit and Collection Policy.............................  B-1
EXHIBIT C      Schedule of Location of Records..........................  C-1
EXHIBIT D      Schedule of Corporate Names,
                 Tradenames or Assumed Names............................  D-1
EXHIBIT E      List of Top Ten Obligors By Aging........................  E-1
EXHIBIT F      Form of Compliance Certificate...........................  F-1
EXHIBIT G      Form of Monthly Report...................................  G-1
EXHIBIT H      Forms of Opinion of Special Counsel
                 to the Transferor and Georgia Gulf.....................  H-1
EXHIBIT I      List of Lock-Box Banks...................................  I-1
EXHIBIT J      Form of Lock-Box Notice..................................  J-1
EXHIBIT K      List of Actions/Suits....................................  K-1
EXHIBIT L      Form of Tranche Selection Notice.........................  L-1

                        RECEIVABLES TRANSFER AGREEMENT


          RECEIVABLES TRANSFER AGREEMENT, dated as of December 4, 1996 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement") between GGRC CORP., a Delaware corporation, as transferor
      ----------
(the "Transferor"), GEORGIA GULF CORPORATION, a Delaware corporation ("Georgia
      ----------                                                       -------
Gulf"), individually and as collection agent (in such capacity, the "Collection
----                                                                 ----------
Agent") and DYNAMIC FUNDING CORPORATION, a Delaware corporation (the "Company").
-----                                                                 -------


                             PRELIMINARY STATEMENT

          The Transferor desires to sell, from time to time, undivided percentage interests in certain of its domestic accounts receivable, and the Company desires to acquire such undivided percentage interests, subject to the terms and conditions of this Agreement.

          The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1  Certain Defined Terms.  As used in this Agreement, the
                     ---------------------
following terms shall have the following meanings:

          "Additional Costs" shall have the meaning specified in Section 8.3(a).
           ----------------

          "Administration Fee" shall mean the fee payable by the Transferor to
           ------------------
the New York Operating Agent pursu-
ant to Section 2.7 hereof, the terms of which are set forth in the Fee Letter.

          "Adverse Claim" shall mean a lien, security interest, charge or
           -------------
encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

          "Affiliate" shall mean any Person directly or indirectly controlling,
           ---------
controlled by, or under direct or indirect common control with, another Person or a Subsidiary of such other Person. A Person shall be deemed to control another Person if the controlling Person owns, directly or indirectly, 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock or otherwise.

          "Aggregate Net Investment" shall mean the sum of the amounts paid to
           ------------------------
the Transferor for each Transfer less the aggregate amount of Collections (or payments, if any, pursuant to the first sentence of Section 2.6) received and applied by the Company to reduce such Aggregate Net Investment pursuant to
Section 2.5 or 2.6; provided that the Aggregate Net Investment shall be restored
                    --------
in the amount of any Collections so received and applied if at any time the distribution of such Collections is rescinded or is returned for any reason.

          "Aggregate Unpaids" shall mean, at any time, an amount equal to the
           -----------------
sum of (i) the aggregate accrued and unpaid Discount with respect to all Tranche Periods at such time, (ii) the Aggregate Net Investment at such time and (iii) all other amounts owed (whether due or accrued) hereunder by the Transferor to the Company at such time.

          "Allocated Net Investment" shall mean, with respect to any Tranche
           ------------------------
Period, the portion of the Aggregate Net Investment allocated to such Tranche Period.

          "Business Day" shall mean (i) with respect to any matters relating to
           ------------
the Eurodollar Rate, a day on which banks are open for business in The City of New York or Atlanta, Georgia and on which dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, any day other than a Saturday, Sunday or other day on which banking institutions or trust companies in The City of New York or Atlanta, Georgia are authorized or obligated by law, executive order or governmental decree to be closed.

          "Capitalized Lease" of a Person shall mean any lease of property by
           -----------------
such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with generally accepted accounting principles.

          "CBR Tranche" shall mean a Tranche as to which Discount is calculated
           -----------
at the Corporate Base Rate.

          "CBR Tranche Period" shall mean, with respect to a CBR Tranche, prior
           ------------------
to the Termination Date, a period of up to thirty (30) days (which period shall be equal to the number of calendar days by which the date of the related Transfer precedes the related Due Date for such Receivable) commencing on a Business Day selected by the Transferor pursuant to this Agreement, and after the Termination Date or the occurrence of the event described in Section 7.1(e)(i) (exclusive of any days of grace), at the Company's option pursuant to
Section 2.3(b), up to thirty (30) days. If such CBR Tranche Period would end on a day which is not a Business Day, such CBR Tranche Period shall end on the next succeeding Business Day.

          "Closing Date" shall mean December 4, 1996.
           ------------

          "Collateral Agent" shall have the meaning specified in Section 9.6(a).
           ----------------

          "Collection Agent" shall mean, at any time, the Person then authorized
           ----------------
pursuant to Section 6.1 to service, administer and collect Receivables.

          "Collections" shall mean, with respect to each Receivable, all cash
           -----------
collections and other cash proceeds of such Receivable, including, without limitation, all Finance Charges and cash proceeds of Residual Receivable Interest with respect to such Receivable, and any Collections of such Receivable deemed to have been received pursuant to Section 2.9 hereof.

          "Commercial Paper" shall mean the promissory notes of the Company
           ----------------
issued by the Company.

          "Concentration Limit" shall mean, at any time for any Obligor and its
           -------------------
Subsidiaries, 2% of the Outstanding Balance of Total Receivables; provided that
                                                                  --------
with respect to Obligors rated at least Baa1 by Moody's Investors Service, Inc. and BBB+ by Standard & Poor's Ratings Group the Concentration Limit shall be 3% of the Outstanding Balance of Total Receivables.

          "Contract" shall mean any invoice in substantially the form of Exhibit
           --------
A hereto or any other written agreement relating thereto approved in writing by the Company, pursuant to or under which an Obligor shall be obligated to pay for goods and services purchased or otherwise obtained from Georgia Gulf.

          "Corporate Base Rate" shall mean, prior to the occurrence of a
           -------------------
Termination Event, a rate per annum equal to the greater of (i) the sum of (a) the Federal Funds Rate and (b) 1% or (ii) the corporate base rate of interest announced by the Liquidity Bank from time to time, changing when and as said rate changes. At all times after a Termination Event, the "Corporate Base Rate" shall be the Corporate Base Rate specified above plus 2% per annum.

          "Coverage Amount" shall mean, at any time, the amount equal to the
           ---------------
product of (i) the Coverage Percentage at such time and (ii) the Aggregate Net Investment at such time.

          "Coverage Percentage" shall mean, at any time, a percentage equal to
           -------------------
the sum of (i) 110% plus (ii) the Loss Percentage at such time.
                    ----

          "CP Rate" shall mean, with respect to any CP Tranche Period, the rate
           -------
equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper having a term equal to such CP Tranche Period is sold by any placement agent or commercial paper dealer selected by the Company, as agreed between each such dealer or agent and the Company, plus the amount of any placement agent or commercial agent fees.

          "CP Tranche" shall mean a Tranche as to which Discount is calculated
           ----------
at a CP Rate.

          "CP Tranche Period" shall mean, with respect to a CP Tranche, a period
           -----------------
of up to ninety-five (95) days commencing on a Business Day requested by the Transferor pursuant to Section 2.3. If such CP Tranche Period would end on a day which is not a Business Day, such CP Tranche Period shall end on the next succeeding Business Day.

          "Credit Agreement" shall mean that certain Credit Agreement, dated as
           ----------------
of March 30, 1995, between Georgia Gulf and The Chase Manhattan Bank (National Association), as the same may from time to time be amended, supplemented, or otherwise modified and in effect.

          "Credit and Collection Policy" shall mean the Georgia Gulf's credit
           ----------------------------
and collection procedures and practices relating to its purchase and collection of Contracts and Receivables existing on the date hereof and as attached hereto as Exhibit B, as modified from time to time subject to the terms hereof.

          "Default Ratio" shall mean, for any date of determination, the ratio
           -------------
(expressed as a percentage) of (i) the aggregate Outstanding Balance of all Defaulted Receivables, to (ii) the average Outstanding Balance of all Total Receivables on the last day of the month as determined three (3) calendar months prior to such date of determination.

          "Defaulted Receivable" shall mean that portion of a Total Receivable:
           --------------------
(i) as to which the payment related thereto, remains unpaid for sixty-one (61) days or more from the original due date for such payment; (ii) as to which Georgia Gulf or the Transferor has notice that the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section
7.1(e) (as if references to the Transferor therein refer to such Obligor, excluding any cure period); or (iii) which, consistent with the objective requirements of the Credit and Collection Policy, would be written off the Transferor's or Georgia Gulf's books as uncollectible.

          "Delinquency Ratio" shall mean, for any date of determination, the
           -----------------
ratio (expressed as a percentage) of (i) the aggregate Outstanding Balance of all Delinquent Receivables, to (ii) the average Outstanding Balance of all Total Receivables on the last day of the month as determined two (2) calendar months prior to such date of determination.

          "Delinquent Receivable" shall mean that portion of a Total Receivable
           ---------------------
as to which the payment related
thereto, remains unpaid for more than thirty (30) days but less than sixty-one
(61) days from the due date for such payment.

          "Discount" shall mean, with respect to any Tranche Period:
           --------

          TR x TA x  AD
                    ----
                     360

          Where:

TR  =     the Tranche Rate applicable to such Tranche Period.

TA  =     the portion of the Aggregate Net Investment allocated to such Tranche
          Period (provided, in the case of a CP Tranche, Aggregate Net
                  --------
          Investment shall be construed, for purposes of this definition, as the face amount of Commercial Paper).

AD  =     the actual number of days in such Tranche Period.

provided, however, that no provision of this Agreement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable law; and provided further, that Discount shall not be considered paid by any distribution if at any time such distribution is rescinded or must be returned for any reason.

          "Discount Reserve" shall mean, on any date of determination, (A) if
           ----------------
Georgia Gulf is the Collection Agent, the sum of the accrued and unpaid Discount for all outstanding Tranche Periods and (B) if Georgia Gulf is not the Collection Agent, or if a Termination Event has occurred and is continuing, the sum of (i) the accrued and unpaid Discount for all outstanding Tranche Periods and (ii) the aggregate Discount to become due (other than as specified in clause (i)) with respect to all outstanding Tranche Periods.

          "Dollars" or "$" shall mean the lawful currency of the United States
           -------      -
of America.

          "Early Collection Fee" shall mean, for any Tranche Period (such
           --------------------
Tranche Period to be determined without regard to the last sentence in Section 2.3(a)) during which the Allocated Net Investment allocated to such Tranche Period is reduced (other than by reason of a termination of a Tranche Period by the Company pursuant to Section 7.2), the excess, if any, of (i) the additional Discount that would have accrued during such Tranche Period if such reductions had not occurred, minus (ii) the income, if any, received by the Company from
                  -----
investing the proceeds of such reductions.

          "Eligible Receivable" shall mean, at any date of determination, any
           -------------------
Receivable:

               (i) which has been originated by Georgia Gulf, sold to the Transferor pursuant to (and in accordance with) the Receivables Purchase Agreement and to which the Transferor has good title thereto, free and clear of all Adverse Claims;

               (ii) the Obligor of which is a resident of the United States of America or its possessions or territories or any other areas subject to its jurisdiction, is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency;

               (iii)   which is not a Defaulted Receivable;

               (iv) which is not a Delinquent or Defaulted Receivable at the time of the initial creation of an interest of the Company therein;

               (v) which, according to the Contract related thereto, is required to be paid in full within sixty (60) days of the original billing date thereof or, in the case of Contracts relating to the sale of polyvinyl chloride resin, ninety (90) days of the original billing date thereof;

               (vi) an acquisition of which by the Company with the proceeds of Commercial Paper would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

               (vii) which is either (A) an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended or (B) an "eligible asset" within the meaning of Rule 3(a)-7 promulgated under the Investment Company Act of 1940, as amended;

               (viii) which is an "account" or a "general intangible" within the meaning of Section 9-106, or "chattel paper" within the meaning of
     Section 9-105, of the Relevant UCC;

               (ix) which is denominated and payable only in Dollars in the United States of America;

               (x) which is evidenced by a Contract as to which, together with such Receivable, is (A) in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (B) subject to no rescission, setoff, counterclaim or other defense;

               (xi) which, together with the Contract related thereto, Georgia Gulf or the Transferor has not received notice that such receivable contravenes or violates in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);

               (xii) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer of the rights and duties of Georgia Gulf under such Contract (provided that breach of any
                                                     --------
     such consent provision shall not be deemed to cause this condition to be breached unless such breach causes the related Contract to be unenforceable) and (B) does not contain a confidentiality provision that purports to restrict the ability of the Company to exercise its rights under this Agreement, including, without limitation, its right to review the Contract;

               (xiii) which satisfies all applicable objective requirements of the Credit and Collection Policy;

               (xiv) the Obligor of which has been directed to make all payments to a specified account of the Collection Agent with respect to which there shall be a Lock-Box Agreement;

               (xv) as to which the Company has not notified Georgia Gulf or the Transferor in writing that such Receivable is not acceptable for acquisition hereunder because of credit-related reasons determined in the sole discretion of the Company;

               (xvi) which was generated in the ordinary course of Georgia Gulf's business; and

               (xvii) in which the Company has a perfected security interest prior in right to the rights of any other Person.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time, and the rules and regulations promulgated thereunder.

          "Eurodollar Rate" shall mean, with respect to any Eurodollar Tranche
           ---------------
Period, a rate per annum determined by the Liquidity Bank to be equal to the sum of (a) 0.45 of 1% and (b) the quotient (expressed as a percentage and rounded upwards, if necessary, to the nearest 1/100 of 1%) obtained by dividing (i) LIBOR for such Eurodollar Tranche Period by (ii) 100% minus the LIBOR Reserve Percentage for such Eurodollar Tranche Period, if any.

          "Eurodollar Tranche" shall mean a Tranche as to which Discount is
           ------------------
calculated at the Eurodollar Rate.

          "Eurodollar Tranche Period" shall mean, with respect to a Eurodollar
           -------------------------
Tranche, a period of one month commencing on a Business Day as requested by the Transferor and agreed to by the Company pursuant to Section 2.3. If such Eurodollar Tranche Period would end on a day which is not a Business Day, such Eurodollar Tranche Period shall end on the next succeeding Business Day, unless such extension would cause the last day of such Period to occur in the next following calendar month, in which event the last day of such Period shall occur on the next preceding Business Day.

          "Excess Concentration Amount" shall mean, with respect to all
           ---------------------------
Obligors, the sum of all amounts by which the Outstanding Balance of all Total Receivables of each such Obligor exceeds the Concentration Limit related to such Obligor.

          "Facility Limit" shall mean an amount equal to $50,000,000, as such
           --------------
amount may be increased or reduced from time to time in accordance with Section 2.12.

          "Federal Funds Rate" shall mean, under a CBR Tranche Period, the
           ------------------
interest rate per annum equal to the weighted average of the rates on Federal funds transactions equal to the CBR Tranche Period with members of the Federal Reserve System arranged by Federal funds brokers, as published on Telerate, page 333, for such day at 11:00 A.M. (New York time) (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the New York Operating Agent from three (3) Federal funds brokers of recognized standing selected by it.

          "Fee Letter" shall mean the letter agreement between the Transferor
           ----------
and the New York Operating Agent, as from time to time amended, supplemented or otherwise modified and in effect.

          "Finance Charges" shall mean, with respect to a Contract, any finance,
           ---------------
interest, late or similar charges owing by the Obligor pursuant to such Contract.

          "Guaranty" of a Person shall mean any agreement by which such Person
           --------
assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, administrative agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

          "Indebtedness" of a Person shall mean such Person's (i) obligations
           ------------
for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

          "Indemnified Amounts" shall have the meaning specified in Section 8.1.
           -------------------

          "LIBOR" shall mean, with respect to any Eurodollar Tranche Period, a
           -----
rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the principal London branch of the Liquidity Bank at approximately 11:00 a.m. London time two (2) Business Days prior to the first day of such Eurodollar Tranche Period as the rate which it is quoting to leading banks in the London interbank market for the placement by the Liquidity Bank of United States dollar deposits in immediately available funds for a period, and in an amount, comparable to the Eurodollar Tranche Period and the principal amount of such Eurodollar Tranche.

          "LIBOR Reserve Percentage" shall mean, with respect to any Eurodollar
           ------------------------
Tranche Period, the maximum reserve percentage, if any, applicable to the Liquidity Bank under Regulation D during such Eurodollar Tranche Period (or if more than one percentage shall be applicable, the daily average of such percentages for those days in such Eurodollar Tranche Period during which any such percentage shall be applicable) for determining the Liquidity Bank's reserve requirement (including any marginal, supplemental or emergency reserves) with respect to liabilities or assets having a term comparable to such Eurodollar Tranche Period consisting or included in the computation of Eurocurrency liabilities. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by the Liquidity Bank by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which LIBOR is to be determined or (b) any category of extensions of credit or other assets which include LIBOR-based credits or assets.

          "Liquidity Bank" shall mean The Fuji Bank, Limited, acting through its
           --------------
New York Branch.

          "Liquidity Facility" shall mean that certain revolving liquidity
           ------------------
facility entered into between the Company and the Liquidity Bank pursuant to which the Liquidity Bank has agreed to make certain liquidity loans from time to time to the Company.

          "Lock-Box Account" shall mean an account maintained by the Collection
           ----------------
Agent at a Lock-Box Bank for the purpose of receiving Collections from Receivables.

          "Lock-Box Bank" shall mean each of the banks set forth in Exhibit I
           -------------
and such banks as may be added thereto or deleted therefrom pursuant to Section 2.8.

          "Lock-Box Notice" shall mean a notice in substantially the form of
           ---------------
Exhibit J from the Transferor to any Lock-Box Bank.

          "Loss Percentage" shall mean, on any date of determination, 15%.
           ---------------

          "Loss Reserve" shall mean, on any date of determination, an amount
           ------------
equal to:

                                LP x (ANI + DR)

Where:

LP   =    the Loss Percentage at the close of business of the Collection Agent on such day.

ANI  =    the Aggregate Net Investment at the close of business of the
          Collection Agent on such day.

DR   =    the Discount Reserve at the close of business of the Collection Agent on such day (in the case of a CP Tranche, calculated in accordance with clause (B) of the definition of Discount Reserve).

          "Material Adverse Effect" shall mean a material adverse effect on (i)
           -----------------------
the condition (financial or otherwise) or operations of Georgia Gulf, the Transferor and their respective Subsidiaries, taken as one enterprise, (ii) the ability of Georgia Gulf or the Transferor to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement,
(iv) the Company's interest in the aggregate amount of Receivables or in any significant portion of the Receivables, the Residual Receivable Interest or the Collec tions with respect thereto, or (v) the collectibility of the aggregate amount of Receivables or of any significant portion of the Receivables, other than such Material Adverse Effects which are the direct result of actions or omissions of the Company or its Affiliates.

          "Monthly Report" shall mean a report, in substantially the form of
           --------------
Exhibit G or in such other form as is mutually agreed to by the Transferor and the Company, furnished by the Collection Agent to the Company pursuant to
Section 2.11.

          "Net Receivables Balance" shall mean, at any time, the Outstanding
           -----------------------
Balance of all Eligible Receivables at such time reduced by (i) the Excess Concentration Amount and (ii) the Outstanding Balance of all Defaulted Receivables and Delinquent Receivables at such time.

          "New York Operating Agent" shall mean The Fuji Bank and Trust Company,
           ------------------------
in its capacity as New York operating agent on behalf of the Company, and its successors and assigns in such capacity.

          "Obligor" shall mean any Person obligated to make payments to the
           -------
Transferor pursuant to a Contract.

          "Other Costs" shall have the meaning specified in Section 8.4.
           -----------

          "Other Transferors" shall have the meaning specified in Section 8.1.
           -----------------

          "Outstanding Balance" of any Receivable at any time shall mean the
           -------------------
then outstanding principal amount thereof including any accrued and outstanding Finance Charges related thereto.

          "Percentage Factor" shall mean the percentage computed at any time of
           -----------------
determination as follows:

                                 ANI + LR + DR
                                 -------------
                                      OBR

Where:
ANI  =    the Aggregate Net Investment at the time of
          such computation.

LR   =    the Loss Reserve at the time of such computation.

DR   =    the Discount Reserve at the time of such computation
          (in the case of a CP Tranche, calculated
          in accordance with clause (B) of the definition
          of Discount Reserve).

OBR     = the aggregate Outstanding Balance of Receivables.

          Notwithstanding the foregoing computation, the Percentage Factor shall not exceed one hundred percent (100%). The Percentage Factor shall be calculated by the Collection Agent on the day of the initial incremental Transfer hereunder. Thereafter, until the Termination Date, the Collection Agent shall daily recompute the Percentage Factor and report such recomputations to the Company monthly in the Monthly Report or as requested by the Company. The Percentage Factor shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation shall be made, notwithstanding any additional Receivables arising, any incremental Transfer made pursuant to Section 2.2(a) or any reinvestment Transfer made pursuant to Section 2.2(b) and 2.5 during any period between computations of the Percentage Factor. On and after the Termination Date, the Percentage Factor shall be calculated as of the close of business on the Business Day immediately preceding the Termination Date (provided that clause
                                                         --------
(b) of the definition of Discount Reserve shall apply for purposes of such calculation), shall remain constant at all times thereafter until such time as the Company shall have received the Aggregate Unpaids, at which time the Percentage Factor shall be recomputed in accordance with Section 2.6.

          "Person" shall mean any corporation, natural person, firm, joint
           ------
venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

          "Potential Termination Event" shall mean an event which, but for the
           ---------------------------
lapse of time or the giving of notice or both, would constitute a Termination Event.

          "Proceeds" shall mean "proceeds" as defined in Section 9-306(1) of the
           --------
UCC.

          "Receivable" shall mean indebtedness owed to Georgia Gulf by an
           ----------
Obligor with a mailing address in the United States under a Contract and sold by Georgia Gulf to the Transferor pursuant to the Receivables Purchase Agreement, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of products or services by Georgia Gulf, and includes the right of payment of any Finance Charges and other obligations of the Obligor with respect thereto. Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section

2.9 hereof, it shall no longer constitute a Receivable hereunder.

          "Receivables Purchase Agreement" shall mean that certain Receivables
           ------------------------------
Purchase Agreement, dated as of December 4, 1996, between Georgia Gulf, as seller, and the Transferor, as purchaser, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

          "Records" shall mean all Contracts and other documents, books, records
           -------
and other information (including without limitation computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by the Transferor and Georgia Gulf with respect to the Receivables and the Obligors.

          "Regulation D" shall mean Regulation D of the Board of Governors of
           ------------
the Federal Reserve System, as the same may be amended or supplemented from time to time.

          "Regulatory Change" shall mean any change after the date of this
           -----------------
Agreement in United States (federal, state or municipal), Japan or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks (including the Liquidity Bank) of or under any United States (federal, state or municipal), Japan or foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Relevant UCC" shall mean, with respect to any state, the Uniform
           ------------
Commercial Code as from time to time in effect in such state.

          "Residual Receivable Interest" shall mean with respect to any
           ----------------------------
Receivable:

               (i) all of the Transferor's interest, if any, in the product (including returned product), the sale of which by the Transferor gave rise to such Receivable;

               (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by the Obligor describing any collateral securing such Receivable;

               (iii) all guarantees, insurance and other agreements or arrangements of whatever character (including, without limitation, the beneficial interest in any insurance policy or bill of lading) from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

               (iv   all Records; and

               (v)   all Proceeds of the foregoing.

          "Section 8.2 Costs" shall have the meaning specified in Section 8.2.
           -----------------

          "Section 8.3 Costs" shall have the meaning specified in Section 8.3.
           -----------------

          "Subsidiary" shall mean, for any Person, any corporation or other
           ----------
business organization 50% or more of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more such corporations or organizations or by such Person and one or more such corpora-tions or organizations, and any partnership of which such Person or any such corporation or organization is a general partner.

          "Termination Date" shall mean the earliest to occur of (i) the date
           ----------------
that the Company terminates outstanding Tranche Periods pursuant to Section
7.2 hereof, (ii) that Business Day designated by the Transferor as the Termination Date at any time following ninety (90) days' written notice to the Company, (iii) November 14, 1997, unless extended from time to time upon written agreement between the Company and the Transferor, and (iv) May 15, 1998, unless extended from time to time upon written agreement between the Company and the Transferor.

          "Termination Event" shall mean an event described in Section 7.1.
           -----------------

          "Total Receivable" shall have the meaning set forth herein in the
           ----------------
definition of "Receivable", except that a Total Receivable shall include indebtedness owed to Georgia Gulf by Obligors with mailing addresses outside the United States.

          "Tranche" shall mean a portion of the Aggregate Net Investment
           -------
allocated to a Tranche Period pursuant to Section 2.3.

          "Tranche Period" shall mean a CP Tranche Period, Eurodollar Tranche
           --------------
Period or a CBR Tranche Period.

          "Tranche Rate" shall mean the CP Rate, the Eurodollar Rate or the
           ------------
Corporate Base Rate.

          "Tranche Selection Notice" shall have the meaning set forth in Section
           ------------------------
2.2(a).

          "Transfer" shall mean a transfer by the Transferor on each Transfer
           --------
Date of an undivided percentage
ownership interest in each and every Receivable, together with all Residual Receivable Interest, Collections and Proceeds with respect thereto.

          "Transfer Date" shall mean, with respect to each Transfer, either (i)
           -------------
one, two or three Business Days as specified in Section 2.3(a) relating to such Transfer pursuant to Section 2.2(a) hereof or (ii) each day on which Collections are received by the Collection Agent and reinvested in accordance with Section 2.2(b) hereof.

          "Transfer Notice Date" shall mean, with respect to each Transfer
           --------------------
pursuant to Section 2.2(a) hereof, the Business Day indicated in a written notice provided by the Transferor to the Company, which date is agreed to by the Company.

          "Transfer Price" shall mean, with respect to any Transfer, the amount
           --------------
paid to the Transferor by the Company pursuant to Section 2.2(a).

          "Transferred Interest" shall mean, at any time of determination, an
           --------------------
undivided percentage ownership interest in (i) each and every then outstanding Receivable, (ii) all Residual Receivable Interest with respect to each such Receivable, (iii) all Collections with respect thereto, and (iv) other Proceeds of the foregoing, equal to the Percentage Factor at such time, and only at such time (without regard to prior calculations).

          SECTION 2  Other Terms.  All accounting terms not specifically defined
                     -----------
herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9. References herein to Articles, Sections, Exhibits and Schedules shall, unless otherwise specified, refer respectively to Articles and Sections hereof and Exhibits and Schedules hereto.

          SECTION 3  Computation of Time Periods.  Unless otherwise stated in
                     ---------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                                  ARTICLE II

                           TRANSFERS AND SETTLEMENTS

          SECTION 1  Assignment and Conveyance; Facility. Upon the terms and
                     -----------------------------------
subject to the conditions herein set forth, the Transferor may transfer and assign to the Company, and the Company shall, subject to its ability to obtain financing therefor through the issuance of Commercial Paper or the obtaining of liquidity loans pursuant to the Liquidity Facility (it being understood that the Company shall have no obligation to obtain such financing through the obtaining of a Eurodollar Tranche or CBR Tranche unless financing is not available through a CP Tranche on such day), acquire from the Transferor undivided percentage ownership interests in Receivables, together with the Residual Receivable Interest and Collections with respect thereto; provided, however, that no such
                                               --------  -------
acquisition shall be made if, after giving effect to such acquisition, the sum of the Aggregate Net Investment and the aggregate amount of Discount applicable to all existing Tranches would exceed the Facility Limit; provided further,
                                                          -------- -------
however, that no such acquisition shall be made unless such Transfer Price,
-------
together with clause (B) of the definition of Discount Reserve (in the case of a CP Tranche) is equal to at least $1,000,000, and no such acquisition shall be made on or after the occurrence of a Termination Event. The Company will pay the Transfer Price of any Transfer made pursuant to Section 2.2(a) with the proceeds of (a) a CP Tranche or (b) the obtaining of liquidity loans pursuant to the Liquidity Facility.

          SECTION 2  Transfers.  (a)  On each Transfer Notice Date, the
                     ---------
Transferor shall provide the Company with notice in substantially the form of Exhibit L hereto (each, a "Tranche Selection Notice") which shall specify, among
                           ------------------------
other things, the amount of commercial paper pro-
posed to be issued by the Company; provided that all Commercial Paper issued by
                                   --------
the Company hereunder shall have maturities no later than fifteen (15) days prior to the scheduled Termination Date hereunder. Such Tranche Selection Notice shall also contain the Tranche Period(s) and Tranche Rate(s) requested by the Transferor as required by, and subject to, the limitations of Sections 2.1 and
2.3. The Company shall inquire as to the availability of such Tranche Period and Tranche Rate and shall, if available and if the terms of the transfer of such Receivables is otherwise satisfactory, transfer such Receivables on the following Transfer Date. Following each Transfer on a Transfer Date pursuant to this Section 2.2(a), the Company shall deposit to the Transferor's account (No. 910-2-624310), account name "GGRC Corp." maintained at the office of The Chase Manhattan Bank, N.A. in The City of New York, in immediately available funds, an amount equal to the Transfer Price for such Transfer. Each Tranche Selection Notice shall be irrevocable and binding on the Transferor, and the Transferor shall indemnify the Company against any loss or expense incurred by the Company as a result of any failure by the Transferor to complete such Transfer including, without limitation, any loss or expense incurred by the Company by reason of the liquidation or reemployment of funds acquired or requested by the Company to fund such Transfer.

               (b)  Reinvestment Transfers.  On each Business Day occurring
                    ----------------------
after the initial Transfer hereunder and prior to the Termination Date, the Transferor hereby transfers and assigns to the Company, and the Company hereby acquires from the Transferor, undivided percentage ownership interests in each and every Receivable, together with the Residual Receivable Interest and Collections with respect thereto, to the extent the Collections are available for such Transfer in accordance with Section 2.5, such that, after giving effect to such Transfer, (i) the amount of the Company's Aggregate Net

Investment at the close of the Company's business on such Business Day, shall be equal to the amount of the Company's Aggregate Net Investment at the close of the Company's business on the Business Day immediately preceding such Business Day, plus the Transfer Price of any Transfer made on such day, if any, and (ii) the Company's Transferred Interest in each Receivable, together with the Residual Receivable Interest and Collections with respect thereto, shall be equal to its Transferred Interest in each other Receivable, together with the Residual Receivable Interest and Collections with respect thereto.

               (c)  All Transfers.  Each Transfer shall constitute an absolute
                    -------------
transfer and assignment of undivided percentage ownership interests in each and every Receivable, together with the Residual Receivable Interest and Collections with respect thereto then existing, as well as each and every Receivable, together with the Residual Receivable Interest which arises at any time after the date of such Transfer until the Termination Date. The Company's aggregate undivided percentage ownership interest in the Receivables, together with the Residual Receivable Interest and Collections with respect thereto, shall equal the Percentage Factor in effect from time to time. The Transferred Interest in each Receivable, together with the Residual Receivable Interest and Collections with respect thereto, shall at all times be equal to the Transferred Interest in each other Receivable, together with the Residual Receivable Interest and Collections. To the extent that the Transferred Interest shall decrease as a result of a recalculation of the Percentage Factor, the Company shall be considered to have reconveyed to the Transferor an undivided percentage ownership interest in such Receivable, together with the Residual Receivable Interest and Collections with respect thereto, in an amount equal to such decrease such that, in each case, the Transferred Interest in Receivable shall be equal to the Transferred Interest in each other Receivable.

          It is the express intent of the Transferor and the Company that the conveyance of the Receivables by the Transferor to the Company pursuant to this Agreement be construed as a sale of such Receivables by the Transferor to the Company. Further, it is not the intention of the Transferor and the Company that such conveyance be deemed a grant of a security interest in the Receivables by the Transferor to the Company to secure a debt or other obligation of the Transferor. However, in the event that, notwithstanding the intent of the parties, the Receivables are construed to constitute property of the Transferor, then (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the Relevant UCC; and (ii) the conveyance by the Transferor provided for in this Agreement shall be deemed to be, and the Transferor hereby grants to the Company, a security interest in, to and under all of the Transferor's right, title and interest in, to and under the Receivables outstanding on the Closing Date and thereafter purchased by the Transferor pursuant to the Receivables Purchase Agreement, together with all Residual Receivable Interest and Collections with respect thereto and all proceeds of the foregoing, to secure the rights of the Company set forth in this Agreement or as may be determined in connection therewith by applicable law. The Transferor and the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be deemed to be a perfected security interest in favor of the Company under applicable law and will be maintained as such throughout the term of this Agreement.

               (d)  Percentage Factor.  The Percentage Factor shall be initially
                    -----------------
computed as of the opening of business of the Collection Agent on the date of the initial incremental Transfer hereunder. Thereafter until the Termination Date, the Percentage Factor shall be automatically recomputed as of the close of business of the Collection Agent on each day (other than a day after the Termination Date). The Percentage Factor shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made. The Percentage Factor, as computed as of the day immediately preceding the Termination Date, shall remain constant at all times on and after such Termination Date until the date on which the Aggregate Net Investment shall become zero.

          SECTION 3  Selection of Tranche Periods and Tranche Rates.
                     ----------------------------------------------

               (a) At all times hereafter, but prior to the occurrence of a Termination Event, the Transferor shall, subject to availability and the Company's approval as described in Sections 2.1 and 2.2 and the limitations described below, request Tranche Periods and Tranche Rates applicable thereto and allocate each Transfer to each selected Tranche Period, so that the aggregate amounts allocated to outstanding Tranche Periods at all times shall equal the Aggregate Net Investment. The Company shall promptly confirm to the Transferor the Tranche Rate(s) and Tranche Period(s). In the case of any Tranche Period outstanding at the time of the Company's notice of termination of all outstanding Tranche Periods given pursuant to Section 7.2, such Tranche Period shall end on the date of such notice. In the Tranche Selection Notice, the Transferor shall give the Company irrevocable notice of each new Tranche Period (i) with respect to a CBR Tranche, by 12:00 P.M. (New York City time) on the day of expiration of any then existing Tranche Period, (ii) with respect to a Eurodollar Tranche, by 12:00 P.M. (New York City time) on a Business Day not less than three (3) Business Days prior to the expiration of any then existing Tranche Period and (iii) with respect to a CP Tranche, by the close of business in New York City not less than three (3) Business Days prior to the expiration of any then existing Tranche Period; provided, however, that the
                                                --------  -------
Company may select, in its sole discretion, any such new Tranche Period and Tranche Rate if (i) the Transferor fails to provide such notice on a timely basis or (ii) the Company determines, in its sole discretion, that the Tranche Rate or Tranche Period selected by the Transferor is unavailable; and provided
                                                                      --------
further, however, that any such Tranche Period chosen by the Company, in its
-------  -------
sole discretion, shall be for a term of one (1) day. The Company shall promptly confirm to the Transferor the Tranche Rate and Tranche Period. In the case of any Tranche Period outstanding at the time of the Company's notice of termination of all outstanding Tranche Periods given pursuant to Section 7.2, such Tranche Period shall end on the date of such notice.

               (b) At all times on and after the occurrence of a Termination Event, (i) the Company shall select all Tranche Periods and Tranche Rates (which shall be the Corporate Base Rate) applicable thereto and (ii) the Facility Limit will be reduced on each day thereafter to the Aggregate Unpaids as of such day.

          SECTION 4  Discount, Fees and Other Costs and Expenses.  The
                     -------------------------------------------
Transferor shall pay or cause to be paid, as and when due in accordance with this Agreement (to the extent unpaid after giving effect to any payments made pursuant to Section 2.5 or Section 2.6), all amounts payable as Discount, all fees hereunder, all dealer commissions (if applicable), all amounts payable pursuant to Article VIII, if any, and all Collection Agent costs, if any, payable pursuant to Section 6.2. Discount shall accrue with respect to each Tranche on each day occurring during the Tranche Period related thereto. Discount accrued on each Tranche shall be payable on the last day of the applicable Tranche Period. The Transferor may, at its option and prior to the occurrence of a Termination

Event hereunder, satisfy its obligation to pay Discount accrued on a Tranche by requesting a new CP Tranche Period in accordance with Section 2.3(a). Such new Tranche will increase the Aggregate Net Investment by the amount of such accrued Discount which is allocated to such new CP Tranche Period and will constitute a Transfer pursuant to Section 2.2(a). All per annum fees shall be payable monthly. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day. Discount and all per annum fees hereunder shall be calculated for the actual days elapsed on the basis of 360-day year. Nothing in this Agreement shall limit in any way the obligations of Transferor to pay the amounts set forth in this
Section 2.4.

          SECTION 5  Non-Liquidation Settlement and Reinvestment Procedures.  On
                     ------------------------------------------------------
each day after the date of the initial Transfer, but prior to the Termination Date, the Collection Agent shall, out of the Percentage Factor of Collections received on such day or prior to such day and not previously applied or accounted for, allocate funds in the following order: (i) from and after the request of the Company, set aside and hold in trust for the Company, an amount equal to all Discount accrued through such day and not previously set aside or paid and (ii) apply the balance of such Percentage Factor of Collections remaining after application as provided in clause (i) of this Section 2.5 to the Transfer, for the benefit of the Company, of additional undivided percentage interests in each Receivable, together with Residual Receivable Interest and Collections with respect thereto, pursuant to Section 2.2(b). On the last day of each Tranche Period, from the amounts set aside as described in clause (i) of the first sentence of this Section 2.5, the Collection Agent shall deposit to the Company's account an amount equal to the accrued and unpaid Discount for such Tranche Period.

          SECTION 6  Liquidation Settlement Procedures. (a)  If, on the
                     ---------------------------------
Termination Date, the Net Receivables Balance is less than the Coverage Amount, then the Transferor shall immediately pay to the Company an amount equal to the quotient of (i) the difference between the Coverage Amount and the Net Receivables Balance, divided by (ii) 1.10, and such amount shall be applied to the reduction of the Aggregate Net Investment of Tranche Periods selected by the Company. On the Termination Date and on each day thereafter, the Collection Agent shall set aside and hold in trust for the Company, the Percentage Factor of all Collections received on such day. On the last day of each Tranche Period to occur on or after the Termination Date, the Collection Agent shall deposit to the Company's account the amounts set aside pursuant to the preceding sentence, together with any remaining amounts set aside pursuant to Section 2.5(i) prior to the Termination Date, but not to exceed the sum of (i) the accrued Discount for such Tranche Period, (ii) the portion of the Aggregate Net Investment allocated to such Tranche Period, and (iii) the aggregate of all other amounts then owed (whether due or accrued) hereunder by Transferor to the Company. If the Collection Agent is the Transferor, the foregoing amounts described in clauses (i), (ii) and (iii) shall be paid by the Collection Agent from any legally available source up to the amount that would have been set aside by the Collection Agent had the Collection Agent been required to comply with the second sentence of this Section 2.6.

          (b) If there shall be insufficient funds on deposit for the Collection Agent to distribute funds in payment in full of the amounts described in Section 2.6(a), the Collection Agent shall distribute funds first, in
                                                               -----
reduction of the Aggregate Net Investment, second, in payment of all fees and
                                           ------
expenses payable to the Company, third, in payment of the accrued Discount and
                                 -----
fourth, in payment of all other amounts payable to the Company.  Following the
------
date on which the Aggregate

Net Investment has been reduced to zero, all accrued Discount has been paid in full and all other Aggregate Unpaids have been paid in full, (i) the Collection Agent shall recompute the Percentage Factor as zero, (ii) the Company shall be deemed to have reconveyed to the Transferor any interest in the Receivables (including the Transferred Interest), (iii) the Collection Agent shall pay to the Transferor pursuant to the second sentence of Section 2.6(a) and (iv) the Company shall promptly at the request of the Transferor execute and deliver to the Transferor any documents required or advisable to terminate its interest in the Receivables and the Residual Receivable Interest.

          SECTION 7  Fees.  Notwithstanding any limitation on recourse
                     ----
contained in this Agreement, the Transferor shall pay the following fees:

               (a) to the Company, on the first Business Day of each month, the Administration Fee for the preceding month.

               (b) to the Company, on the date of incurrence thereof, any Early Collection Fee.

          SECTION 8  Protection of Ownership of the Company.  (a)  The
                     --------------------------------------
Transferor agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all action that the Company may reasonably request in order to perfect or protect the Transferred Interest or to enable the Company to exercise or enforce any of its rights hereunder. Without limiting the foregoing, each of the Transferor and Georgia Gulf will, upon the request of the Company, in order to accurately reflect this transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant to Section 9.6) as may be reasonably requested by the Company and mark its master data processing re-cords and other documents with a legend describing the acquisition by the Company of the Transferred Interest, as the Company may reasonably request. To the fullest extent permitted by applicable law, the Company shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Transferor's signature in such cases where the Transferor is obligated hereunder to sign such statements, amendments or assignments. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. Neither the Transferor nor Georgia Gulf shall change its name, identity or corporate structure (within the meaning of Section 9-402(7) of the Relevant UCC) nor relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Company at least fifteen (15) days' prior notice thereof and (ii) delivered to the Company all financing statements, instruments and other documents reasonably requested by the Company in connection with such change or relocation.

          (b) Each Contract shall instruct the Obligor with respect thereto to cause all Collections to be deposited directly with a Lock-Box Bank. Neither the Transferor nor the Collection Agent shall add any bank as a Lock-Box Bank to those listed on Exhibit I hereto unless the Company shall have received notice of such addition and undated executed copies of Lock-Box Notices to each new Lock-Box Bank. Neither the Transferor nor the Collection Agent shall terminate any bank as a Lock-Box Bank or terminate any account as a Lock-Box Account unless the Company shall have received thirty (30) days' prior notice of such termination. If the Transferor or the Collection Agent receives any Collections or is deemed to receive any Collections pursuant to Section 2.9, the Transferor or the Collection Agent shall immediately remit such Collections to the Company.

          SECTION 9  General Settlement Procedures.  If on any day the
                     -----------------------------
Outstanding Balance of a Receivable is either (x) reduced as a result of any defective or rejected goods or services, any cash discount or any adjustment by the Transferor or the Collection Agent or (y) reduced or cancelled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or
(z) cancelled as a result of the Transferor or the Collection Agent exercising its right to assign a Receivable back to the Obligor thereof, the Transferor shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation. If on any day any of the representations or warranties with respect to the Receivables in Section 3.1(d), (i), (j), (k), (n) or (o) is no longer true with respect to a Receivable, as the Transferor or the Company shall notify the other, the Transferor shall be deemed to have received on such day a Collection of such Receivable in full, and the Aggregate Net Investment shall not be deemed to be reduced hereunder until such time as such amount is remitted and received by the Company. Any payment by an Obligor in respect of any Receivable shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied as a Collection of the Receivables of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other Receivable of such Obligor.

          SECTION 10  Payments and Computations, Etc. All amounts to be paid or
                      -------------------------------
deposited by the Transferor or the Collection Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 A.M. (New York City time) on the day when due in immediately available funds; if such amounts are payable to the Company they shall be paid or deposited to Account Number 001-051016, titled Dynamic Funding Corporation

General Account," and maintained at the offices of The Fuji Bank and Trust Company, until otherwise notified by the New York Operating Agent on behalf of the Company. The Transferor shall, to the extent permitted by law, pay to the Company upon demand, interest on all amounts not paid or deposited when due to the Company hereunder at a rate equal to 2% per annum plus the Corporate Base Rate. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          SECTION 11  Reports.  Prior to the 20th day of each month, the
                      -------
Collection Agent shall prepare and forward to the Company (i) a Monthly Report, as of the close of business of the Collection Agent on the last day of the immediately preceding month, in the form attached hereto as Exhibit G, (ii) a listing of the ten (10) largest Obligors by Receivables balance, together with an aging of such Receivables, in substantially the form of Exhibit E hereto and
(iii) such other information as the Company may reasonably request.

          SECTION 12  Increase in and Reduction of Facility Limit.  The
                      -------------------------------------------
Transferor may, upon at least thirty (30) days' prior written notice to the Company, and with the consent of the Company, either (i) increase in part the Facility Limit or (ii) terminate in whole or reduce in part the unused portion of the Facility Limit; provided that each partial increase or reduction of the
                       --------
Facility Limit shall be in an amount equal to $10,000,000 or an integral multiple thereof.

          SECTION 13  Optional Retransfer.  On any day on which the Aggregate
                      -------------------
Unpaids falls below 10% of the Facility Limit, then, in such event, the Transferor may, in its sole discretion, direct the Company to retransfer the Transferred Interest to the Transferor at a price equal to the Aggregate Unpaids calculated as of the proposed date of such retransfer. The Company further agrees to take on or prior to such transfer, at the sole expense of the Transferor, any action reasonably necessary to effectuate the transfer to the Transferor of all of the Company's interest in, to and under the Receivables and the Residual Receivable Interest and Collections with respect thereto.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          SECTION 1  Representations and Warranties. Each of the Transferor and
                     ------------------------------
Georgia Gulf, as applicable to itself and not as to the other, hereby represents and warrants to the Company that:

               (a)  Corporate Existence and Power.  Each of the Transferor and
                    -----------------------------
Georgia Gulf is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where the failure to obtain such approval would not have a Material Adverse Effect.

               (b)  Corporate and Governmental Authorization; Contravention.
                    --------------------------------------------------------
The execution, delivery and performance by the Transferor and Georgia Gulf of this Agreement and the Receivables Purchase Agreement are within each of their respective corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 2.8), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Certificate of Incorporation or Bylaws of either the Transferor or Georgia Gulf, or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Transferor or Georgia Gulf or result in the creation or imposition of any lien on assets of the Transferor, Georgia Gulf or any of their respective Subsidiaries (except as contemplated by Section 2.8).

               (c)  Binding Effect of Agreement.  Each of this Agreement and the
                    ---------------------------
Receivables Purchase Agreement constitutes the legal, valid and binding obligation of the Transferor and Georgia Gulf, enforceable against each of them in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally.

               (d)  Perfection.  Immediately preceding each Transfer hereunder,
                    ----------
the Transferor shall be the owner of all of the Receivables, free and clear of any Adverse Claim. On or prior to each Transfer, all financing statements and other documents required to be recorded or filed in order to protect the Transferred Interest against all creditors of and purchasers from the Transferor or Georgia Gulf, as applicable (other than any financing statements or assignments of financing statements required to perfect the Transferred Interest), will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

               (e)  Accuracy of Information.  All information heretofore
                    -----------------------
furnished by the Transferor and Georgia Gulf to the Company for purposes of or in connection with this Agreement, the Receivables Purchase Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Transferor or Georgia Gulf, as applicable, to the Company will be, true and accurate in every material respect, on the date such information is stated or certified.

               (f)  Tax Returns.  The Transferor has filed or properly extended
                    -----------
all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other government charges, the failure by the Transferor to perform such obligations may have a Material Adverse Effect.

               (g)  Actions, Suits.  Except as set forth in Exhibit K, there are
                    --------------
no actions, suits or proceedings pending, or to the knowledge of the Transferor and Georgia Gulf threatened, against or affecting the Transferor, Georgia Gulf or any Affiliate of either of them or their respective properties, in or before any court, arbitrator or other body, which may have a Material Adverse Effect.

               (h)  Place of Business.  The principal place of business and
                    -----------------
chief executive office of Georgia Gulf and the Transferor are located at 400 Perimeter Center Terrace, Suite 595, Atlanta, Georgia 30346, and the offices where each of Georgia Gulf and the Transferor keeps all its Records are located at the address(es) described on Exhibit C or such other locations notified to the Company in accordance with Section 2.8 in jurisdictions where all action required by Section 2.8 has been taken and completed.

               (i)  Good Title.  Upon each Transfer, the Company shall acquire a
                    ----------
valid and perfected first priority undivided percentage ownership interest in each Receivable that exists on the date of such Transfer and in the Residual Receivable Interest and Collections with respect thereto, free and clear of any Adverse Claim.

               (j)  Nature of Receivables; Use of Proceeds.  Each Receivable is
                    --------------------------------------
(A) an account receivable representing all or part of the sales price of merchandise, insurance or services (or an "eligible asset" within the meaning of Rule 3(a)-7 under the Investment Company Act of 1940, as amended) and the proceeds of the Commercial Paper with which the Company will acquire Receivables are to be used by the Transferor for current transactions within the meaning of
Section 3(a)(3) of the Securities Act of 1933, as amended, and (B) an Eligible

Receivable. No proceeds of any Transfer will be used by the Transferor to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

               (k)  Lock-Box Accounts.  The names and addresses of all the Lock-
                    -----------------
Box Banks, together with the account numbers of the Transferor at such Lock-Box Banks are described on Exhibit I or described in a notice provided by the Transferor and Georgia Gulf to the Company pursuant to Section 2.8. All Obligors have been instructed to make payment directly to a Lock-Box Account, and only Collections are deposited into the Lock-Box Accounts.

               (l)  No Material Adverse Change.  Since December 31, 1995, there
                    --------------------------
has been no change in the condition (financial or otherwise), business, operations or prospects of the Transferor or Georgia Gulf, or in the ability of either of them to perform its obligations hereunder or in the collectibility of the Receivables which change might have a Material Adverse Effect.

               (m)  Tradenames.  Except as described in Exhibit D, neither the
                    ----------
Transferor nor Georgia Gulf has used any corporate names, tradenames or assumed names other than its name set forth on the signature pages of this Agreement and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy).

               (n)  Binding Effect of Receivables and Contract.  Each Receivable
                    ------------------------------------------
and related Contract constitutes a legal, valid and binding obligation of the Obligor enforceable against the Obligor, subject to the effect of bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditors' rights generally.

               (o)  No Restriction on Transfer.  No Contract requires the prior
                    --------------------------
written consent of an Obligor or contains another restriction relating to the transfer or assignment of rights of payment under such Contract which are legally enforceable (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date).

               (p)  Restrictions on Chattel Paper.  The Transferor and Georgia
                    -----------------------------
Gulf shall not permit any portion of the Transferred Interest that constitutes chattel paper within the meaning of Section 9-105 of the Relevant UCC to be transferred to or possessed by any other party other than the Company or the Transferor, as appropriate.

               (q)  Coverage Requirement.  The Net Receivables Balance equals
                    --------------------
or exceeds the Coverage Amount.

               (r)  Credit and Collection Policy.  Since April 27, 1995, there
                    ----------------------------
have been no material changes in the Credit and Collection Policy.

               (s)  No Termination Event.  No event has occurred and is
                    --------------------
continuing and no condition exists which constitutes a Termination Event or a Potential Termination Event.

               (t)  Not an Investment Company.  Neither the Transferor nor
                    -------------------------
Georgia Gulf is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

               (u)  ERISA.  Each of the Transferor and Georgia Gulf is in
                    -----
compliance in all material respects
with ERISA and no lien in favor of the Pension Benefit Guaranty Corporation on any of the Receivables exists.

               Any document, instrument, certificate or notice delivered to the Company hereunder shall be deemed a representation and warranty by the Transferor and Georgia Gulf.

               SECTION 2  Reaffirmation of Representations and Warranties.  On
                          -----------------------------------------------
each day that a Transfer is made hereunder, the Transferor, by accepting the proceeds of such Transfer or reinvestment pursuant to Section 2.2(b), shall be deemed to have certified that (i) all representations and warranties described in Section 3.1, as from time to time amended in accordance with the terms hereof, are correct on and as of such day as though made on and as of such day and (ii) no event has occurred or is continuing, or would result from any such Transfer or recomputation, which constitutes a Termination Event or a Potential Termination Event.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

          SECTION 1  Conditions to Closing.  This Agreement shall become
                     ---------------------
effective on the first date on which the Transferor and Georgia Gulf shall deliver to the Company the following documents and instruments, all of which shall be in form and substance acceptable to the Company:

               (a)  A Certificate of the Secretary of the Transferor certifying
(i) the names and signatures of the officers and employees authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder (on which Certificate the Company may conclusively rely until such time as the Company shall receive from the Transferor a revised Certificate meeting the requirements of this clause (a)(i)), (ii) a copy of the Transferor's Certificate of Incorporation, certified by the Secretary of State of the State of Delaware, (iii) a copy of the Transferor's By-Laws, (iv) a copy of resolutions of the Board of Directors of the Transferor approving this transaction and (v) certificates of the Secretaries of State of the States of Delaware and Georgia certifying the Transferor's good standing under the laws of the States of Delaware and Georgia, respectively.

               (b)  A Certificate of the Secretary of Georgia Gulf certifying
(i) the names and signatures of the officers and employees authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder (on which Certificate the Company may conclusively rely until such time as the Company shall receive from Georgia Gulf a revised Certificate meeting the requirements of this clause (b)(i)), (ii) a copy of Georgia Gulf's Certificate of Incorpora-tion, certified by the Secretary of State of the State of Delaware, (iii) a copy of Georgia Gulf's By-Laws, (iv) a copy of resolutions of the Board of Directors of Georgia Gulf approving this transaction and (v) certificates of the Secretaries of State of the States of Delaware and Georgia certifying the Transferor's good standing under the laws of the States of Delaware and Georgia, respectively.

               (c) Acknowledgment copies of proper financing statements (Form UCC-1), dated a date reasonably near to the date of the initial Transfer naming the Transferor as the transferor of Receivables and the Company as acquiror or other similar instruments or documents as may be necessary or in the opinion of the Company desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Company's ownership interest in all Receivables and the Residual Receivable Interest with respect thereto hereunder.

               (d) Acknowledgment copies of proper financing statements (Form UCC-1), dated a date reasonably near to the date of the initial Transfer naming Georgia Gulf as the seller of Receivables and the Transferor as purchaser or other similar instruments or documents as may be necessary or in the opinion of the Company desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Transferor's ownership interest in all Receivables and the Residual Receivable Interest with respect thereto under the Receivables Purchase Agreement.

               (e) Acknowledgment copies of proper financing statements (Form UCC-3) and lien releases, if any, necessary to release all security interests and other rights of any person in Receivables previously granted by Georgia Gulf and the Transferor.

               (f) Certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Company) dated a date reasonably near the date of the initial Transfer listing all effective financing statements which name Georgia Gulf (under its present name and any previous name) as transferor or debtor and which are filed in appropriate jurisdictions together with copies of such financing statements.

               (g) A favorable opinion of Jones, Day, Reavis and Pogue, special counsel for Georgia Gulf, as to such matters set forth in Exhibit H-1 hereto and as to other matters as the Company may reasonably request.

               (h) A favorable opinion of Jones, Day, Reavis and Pogue, special counsel for Georgia Gulf, as to such matters set forth in Exhibit H-2 hereto and as to other matters as the Company may reasonably request.

               (i) A favorable opinion of Jones, Day, Reavis and Pogue, special counsel for Georgia Gulf and the Transferor, covering certain bankruptcy, insolvency and consolidation matters, in form and substance satisfactory to the Company and the Company's counsel.

               (j) A certificate in the form of Exhibit F, executed by the chief financial officer or corporate controller of the Transferor.

               (k) A Monthly Report relating to the Receivables for the months of September 1996 and October 1996.

               (l)  Undated executed copies of Lock-Box Notices to Lock-Box
Banks.

               (m) Executed copies of the Receivables Purchase Agreement and the Fee Letter.

               (n) Such other documents as the Company shall reasonably request.

                                   ARTICLE V

                                   COVENANTS

          SECTION 1  At all times from the date hereof to the latest to occur of
(i) the Termination Date or (ii) the date on which the Company's Transferred Interest shall be equal to zero, unless the Company shall otherwise consent in writing:
               (a) Financial Reporting. The Transferor will, and will cause
                   -------------------
Georgia Gulf to, maintain, each for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles as in effect in the United States, and furnish to the
Company:

                    (i)   S.E.C. Filings. Within ninety-five (95) days of filing
                          --------------
     thereof, copies of all registration statements and annual (Form 10-K) reports and, within fifty (50) days after the filing thereof, copies of all quarterly (Form 10-Q), monthly or other regular reports which the Transferor, Georgia Gulf or any Subsidiary thereof files with the Securities and Exchange Commission.

                    (ii)  Compliance Certificate. Together with the annual
                          ----------------------
     report and quarterly report required above, a compliance certificate in substantially the form of Exhibit F hereto signed by its chief financial officer or corporate controller stating that no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof.

                    (iii) Change in Credit and Collection Policy. Within thirty
                          --------------------------------------
     (30) days after the date any material change in or amendment to the Credit and Collection Policy is made (including, but not limited to, changes in payment instructions to Obligors), a copy of the Credit and Collection Policy then in effect indicating such change or amendment.

                    (iv)  Other Information. Such other information (including
                          -----------------
     non-financial information) as the Company may from time to time reasonably request.

               (b) Each of the Transferor and Georgia Gulf will notify the Company in writing of any of the following immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

                    (i)   Notice of Termination Events or Potential Termination
                          -----------------------------------------------------
     Events.  As soon as possible and in any event within two (2) days after the
     ------
     occurrence of each Termination Event or each Potential Termination Event of which the Transferor or Georgia Gulf has knowledge, a statement of the chief financial officer or corporate controller of the Transferor or Georgia Gulf, as applicable, setting forth details of such Termination Event or Potential Termination Event and the action which the Transferor or Georgia Gulf, as applicable, proposes to take with respect thereto.

                    (ii)  Litigation.  The institution of any litigation,
                          ----------
     arbitration proceeding or governmental proceeding which may have a Material Adverse Effect.

                    (iii) Judgment. The entry of any judgment or decree against
                          --------
     the Transferor or any of its Subsidiaries if the aggregate amount of all judgments or decrees then outstanding against the Transferor or any of its Subsidiaries exceeds $5,000,000 after deducting (A) the amount with respect to which the Transferor or any of its Subsidiaries is insured and (B) the amount for which the Transferor or such Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Company.

               (c)  Conduct of Business. Each of the Transferor and Georgia Gulf
                    -------------------
will, and will cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to obtain any such approval would not have a Material Adverse Effect.

               (d)  Compliance with Laws. Each of the Transferor and Georgia
                    --------------------
Gulf will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to comply with such laws and regulations would not have a Material Adverse Effect.

               (e)  Furnishing of Information and Inspection of Records. Each of
                    ---------------------------------------------------
the Transferor and Georgia Gulf will furnish to the Company from time to time such information with respect to the Receivables as the Company may reasonably request, including, without limitation, list-ings identifying the Outstanding Balance for each Receivable. Each of the Transferor and Georgia Gulf will, at any time and from time to time during regular business hours with prior written notice, permit the Company or its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Transferor or Georgia Gulf for the purpose of examining such Records, and to discuss matters relating to Receivables or the Transferor's or Georgia Gulf's performance hereunder with any of the officers, directors, employees or independent public accountants of the Transferor or Georgia Gulf having knowledge of such matters.

               (f)  Keeping of Records and Books of Account. Each of the
                    ----------------------------------------
Transferor and Georgia Gulf will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Each of the Transferor and Georgia Gulf will give the Company prompt notice of any change in the administrative and operating procedures referred to in the previous sentence to the extent such change may have a Material Adverse Effect.

               (g)  Performance and Compliance with Receivables and Contracts.
                    ----------------------------------------------------------
Each of the Transferor and Georgia Gulf will at its expense timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

               (h)  Credit and Collection Policy. Each of the Transferor and
                    ----------------------------
Georgia Gulf will comply with the Credit and Collection Policy in regard to each Receivable and the related Contract.

               (i)  Collections. The Transferor and/or Georgia Gulf shall
                    -----------
instruct all Obligors to cause all Collections to be deposited directly to a Lock-Box Account.

               (j)  Payment to Georgia Gulf. With respect to any Receivable sold
                    -----------------------
by Georgia Gulf to the Transferor, the Transferor shall, and shall cause Georgia Gulf to, effect such sale under, and pursuant to the terms of, the Receivables Purchase Agreement, including, without limitation, the payment by the Transferor either in cash, by a capital contribution or by an increase in the amount of the Subordinated Note (as defined in the Receivables Purchase Agreement) to Georgia Gulf of an amount equal to the purchase price for such Receivable as required by the terms of the Receivables Purchase Agreement.

          SECTION 2  Negative Covenants of the Transferor and Georgia Gulf.
                     -----------------------------------------------------
During the term of this Agreement, unless the Company shall otherwise consent in writing:

               (a)  No Sales, Transfers, Liens, etc. Except as otherwise
                    --------------------------------
provided herein and in the Receivables Purchase Agreement, neither the Transferor nor Georgia Gulf will sell, transfer, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or related Contract, or upon or with respect to any account which concentrates in a Lock-Box Bank to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

               (b)  No Extension or Amendment of Receivables.  Neither the
                    -----------------------------------------
Transferor nor Georgia Gulf will extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, without the prior written consent of the Company if such amendment, modification or waiver might result in a Material Adverse Effect.

               (c)  Change in Business or Credit and Collection Policy. Neither
                    --------------------------------------------------
the Transferor nor Georgia Gulf will make any change in the character of its business or in the Credit and Collection Policy, which change might result in a Material Adverse Effect.

               (d)  Use of Proceeds. No proceeds of any Transfer will be used by
                    ---------------
the Transferor or Georgia Gulf to purchase or carry any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) in violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

               (e)  No Mergers, Etc. Neither the Transferor nor Georgia Gulf
                    ---------------
will (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other person.

               (f)  Change in Payment Instructions to Obligors.  Neither the
                    ------------------------------------------
Transferor nor Georgia Gulf will add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account to or from those listed in Exhibit I hereto or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account, unless (i) such instructions are to deposit such payments to another existing Lock-Box Account or (ii) the Company shall have received written notice of such addition, termination or change (including any change in the officer or agent of the Transferor or Georgia Gulf executing the related Lock-Box Notice) at least thirty (30) days prior thereto and the Company shall have received a Lock-Box Notice executed by each new Lock-Box Bank or an existing Lock-Box Bank with respect to each new Lock-Box Account, as applicable.

               (g)  Deposits to Lock-Box Accounts. Neither the Transferor nor
                    -----------------------------
Georgia Gulf will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Receivables.

               (h)  Change of Name, Etc.  Neither the Transferor nor Georgia
                    --------------------
Gulf will change its name, identity or structure or its chief executive office, unless, at least ten (10) days prior to the effective date of any such change, the Transferor or Georgia Gulf, as applicable, delivers to the Company (i) UCC financing statements, executed by the Transferor or Georgia Gulf (as applicable), necessary to reflect such change and to continue the perfection of the Company's or Transferor's, as applicable, ownership interests or security interests in the Receivables and the Residual Receivable Interest and Collections with respect thereto and (ii) new or revised Lock-Box Notices executed by the Lock-Box Banks which reflect such change and enable the Company to continue to exercise its rights contained in Section 2.8.

          (i)  Sale Treatment.  The Transferor will not (i) and will not permit
               --------------
Georgia Gulf to, account for (including for accounting purposes), or otherwise treat, the transactions contemplated by the Receivables Purchase Agreement in any manner other than as a sale of Receivables by Georgia Gulf to the Transferor, or (ii) account for (other than for tax purposes) or otherwise treat the transactions contemplated hereby in any manner other than a sale of Receivables by the Transferor to the Company. In addition, the Transferor shall, and shall cause Georgia Gulf to, disclose (in a footnote or otherwise) in all of its respective financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transaction contemplated hereby and by the Receivables Purchase Agreement and the interest of the Transferor (in the case of Georgia Gulf's financial statements) and the Company in the Transferred Property.

               (j)  Separate Business.  The Transferor shall at all times
                    -----------------
comply in all respects with Articles X, XV and XVII of its Certificate of Incorporation. The officers and directors of the Transferor (as appropriate) shall make decisions with respect to the business and daily operations of the Transferor independent of and not dictated by any controlling entity. The Transferor shall not engage in any business not permitted by its Certificate of Incorporation as in effect on the Closing Date.

               (k)  Corporate Documents.  The Transferor shall only amend,
                    -------------------
alter, change or repeal its Certificate of Incorporation with the prior written consent of the Agent.

                                  ARTICLE VI

                        ADMINISTRATION AND COLLECTIONS


          SECTION 1  Appointment of Collection Agent. The servicing,
                     -------------------------------
administering and collection of the Receivables shall be conducted by such Person (the "Collection Agent") so designated from time to time in accordance
             -----------------
with this Section 6.1. Until the Company gives notice to Georgia Gulf of the designation of a new Collection Agent, Georgia Gulf is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Company may, upon the occurrence of a Termination Event (other than a Termination Event solely with respect to Section 7.1(m)) (i) designate as Collection Agent any Person (including itself) to succeed Georgia Gulf or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof and (ii) and notify any Obligor of the Transferred Interest.

          SECTION 2  Duties of Collection Agent.
                     --------------------------

               (a) The Collection Agent shall take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Transferor and the Company hereby appoints as its agent the Collection Agent, from time to time designated pursuant to Section 6.1, to enforce its respective rights and interests in and under the Receivables, the Residual Receivable Interest, the Collections and the Contracts. The Collection Agent shall set aside for the account of the Transferor and the Company their respective allocable shares of the Collections of Receivables in accordance with Sections 2.5 and 2.6. The Collection Agent shall segregate and deposit to the Company's account the Company's allocable share of Collections of Receivables when required pursuant to Article II hereof. The Transferor and Georgia Gulf shall deliver to the Collection Agent, and the Collection Agent shall hold in trust for the Transferor and the Company in accordance with their respective interests, all Records which evidence or relate to Receivables, the Residual Receivable Interest or Collections. Notwithstanding anything to the contrary contained herein, the Company shall have the absolute and unlimited right to direct the Collection Agent (whether the Collection Agent is Georgia Gulf or any other Person) to commence or settle any legal action to enforce collection of any Receivable or to foreclose upon or repossess any Residual Receivable Interest.

               (b) The Collection Agent shall hold, for the benefit of the Transferor, Collections received minus the Percentage Factor of such
                                 -----
Collections. On the last day of each Tranche Period, the Collection Agent shall deduct from such Collections and pay to the Company in reduction of the Aggregate Net Investment and accrued Discount and any amounts due under Section
2.9 hereof and unpaid from the Transferor and turn the remainder of such Collections over to the Transferor. In addition, the Collection Agent shall, as soon as practicable following receipt thereof, turn over to the Transferor any collections of any indebtedness of any Obligor which is not a Receivable. The Collection Agent, if other than the Transferor, shall as soon as practicable upon demand, deliver to the Transferor all Records in its possession which evidence or relate to indebtedness of an Obligor which is not a Receivable or the Residual Receivable Interest.

               (c) On or before ninety (90) days after the end of each fiscal year of the Collection Agent, beginning with December 31, 1996, the Collection Agent shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Collection Agent, Georgia Gulf or the Transferor) to furnish a report to the Company substantially to the effect that
(i) such accountants have performed certain procedures related to certain documents and records relating to the servicing of Receivables under this Agreement, compared on a test basis the information contained in the Monthly Reports delivered pursuant to Section 2.11 during the period covered by such reports with such documents and records and that, on the basis of such procedures, and subject to such limitations and qualifications as may be reasonably set forth in such report, such accountants obtained no knowledge that the servicing had not been conducted substantially in compliance with the terms and conditions as set forth in this Agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement and (ii) such accountants have compared on a test basis the mathematical calculations of the amounts set forth in the Monthly Reports delivered pursuant to Section 2.11 during the period covered by such reports with the Transferor's and Collection Agent's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

               (d)  Notwithstanding anything to the contrary contained in this
Article VI, the Collection Agent, if not Georgia Gulf, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any Receivable that is not included in the Transferred Interest other than to deliver to the Transferor the Collections and documents with respect to any such Receivable as described in Section 6.2(b).

          SECTION 3  Rights After Designation of New Collection Agent.  At any
                     ------------------------------------------------
time following the designation of a Collection Agent (other than Georgia Gulf) pursuant to Section 6.1:

                         (i) The Company may direct that payment of all amounts payable under any Receivable be made directly to the Company or its designee.

                         (ii) The Transferor shall, at the Company's request and at the Transferor's expense, give notice of the Company's ownership of Receivables to each Obligor and direct that payments be made directly to the Company or its designee.

                         (iii)  The Transferor shall, at the Company's request,
     (A) assemble all of the Records, and shall make the same available to the Company at a place selected by the Company or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Company and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Company or its designee.

                         (iv) Each of Georgia Gulf and tHe Transferor hereby authorizes the Company to take any and all steps in the Transferor's name and Georgia Gulf's name and on behalf of the Transferor and Georgia Gulf, as applicable, necessary or desirable, in the determination of the Company, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Transferor's name and Georgia Gulf's name on checks and other in-struments representing Collections and enforcing such Receivables and the related Contracts.

          SECTION 4  Responsibilities of the Transferor and Georgia Gulf.
                     ---------------------------------------------------
Anything herein to the contrary notwithstanding, each of the Transferor and Georgia Gulf shall (i) perform all of its obligations under the Contracts related to the Receivables to the same extent as if such Receivables had not been sold hereunder and the exercise by the Company of its rights hereunder shall not relieve the Transferor and Georgia Gulf from such obligations and
(ii) pay when due any taxes of the Transferor and Georgia Gulf, including without limitation, any sales taxes payable in connection with the Receivables. The Company shall not have any obligation or liability with respect to any Receivable or related Contracts, nor shall it be obligated to perform any of the obligations of the Transferor and Georgia Gulf thereunder.

          SECTION 5  Lock-Box Notices.  From and after the occurrence of a
                     ----------------
Potential Termination Event, the Company is hereby authorized at any time to date, and to deliver to the Lock-Box Banks, the Lock-Box Notices delivered hereunder; provided that for so long as this Agreement is in full force and
           --------
effect and a Potential Termination Event has not occurred, the Company hereby covenants and agrees with the Transferor and Georgia Gulf that it will hold any such Lock-Box Notice provided by the Transferor and Georgia Gulf to the Company in safekeeping. Each of the Transferor and Georgia Gulf hereby, when the Company shall deliver the Lock-Box Notices to the Lock-Box Banks, transfers to the Company the exclusive ownership and control of the accounts to which the Obligors of Receivables shall make payments and in which Collections may be concentrated, and shall take any further action that the Company may reasonably request, to effect such transfer. In case any authorized signatory of the Transferor or Georgia Gulf whose signature shall appear on any Lock-Box Notice shall cease to have such authority before the delivery of such Lock-Box Notice, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such delivery. Notwithstanding the delivery of such Lock-Box Notices, the Collection Agent shall continue to comply with the provisions of this Section 6.5.

                                  ARTICLE VII

                              TERMINATION EVENTS

          SECTION 1  Termination Events.  The occurrence of any one or more of
                     ------------------
the following events shall constitute a Termination Event:

               (a) the Transferor, Georgia Gulf or the Collection Agent shall fail to perform or observe any term, covenant, agreement or undertaking hereunder (other than as referred to in clause (c) below) and such failure shall remain unremedied for two (2) Business Days after written notice thereof has been given to the Transferor, Georgia Gulf or the Collection Agent, as applicable, by the Company; or

               (b) any representation, warranty, certification or statement made by the Transferor or Georgia Gulf in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall prove to have been incorrect in any material respect when made or deemed made and such condition shall continue unremedied for a period of five (5) days; or

               (c) either the Transferor, Georgia Gulf or the Collection Agent shall fail, for a period of two (2) Business Days, to make any payment or deposit to be made by it hereunder when due; or

               (d) (i) failure of the Transferor, Georgia Gulf or any of their respective Subsidiaries to pay any Indebtedness (other than Indebtedness subject to a good faith dispute) when due; or (ii) any Indebtedness (other than Indebtedness subject to a good faith dispute) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof (other than any acceleration arising out of a good faith dispute), and such condition shall continue unremedied for a period of two (2) Business Days; or

               (e) (i) the Transferor, Georgia Gulf or any of their respective Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by the Transferor, Georgia Gulf or any of their respective Subsidiaries, or sixty (60) days shall have elapsed since the commencement of any proceeding against the Transferor, Georgia Gulf or any of their respective Subsidiaries (which proceeding shall not have been dismissed), seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or (ii) the Transferor, Georgia Gulf or any of their respective Subsidiaries shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (e); or

               (f) the institution of any litigation, arbitration proceedings or governmental proceeding involving the Transferor, Georgia Gulf, any of their respective Subsidiaries or the Receivables which may have a Material Adverse Effect; or

               (g) the entry of any judgment or decree against the Transferor, Georgia Gulf or any of their respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against any of them or their Subsidiaries for which insurance is not available and the collection of which has not been stayed, might result in a Material Adverse Effect; or

               (h) a change in the majority ownership of the voting stock of Georgia Gulf or the Transferor shall have occurred, or Georgia Gulf or the Transferor shall enter into any transaction or merger whereby it is not the surviving entity; or

               (i) the Default Ratio (averaged over the previous three (3) consecutive months) shall exceed 3%, the Delinquency Ratio (averaged over the previous three (3) consecutive months) shall exceed 3%; or

               (j) the Net Receivables Balance shall be less than the Coverage Amount and such failure shall remain unremedied for five (5) consecutive Business Days thereafter; or

               (k) the aggregate amount of Eligible Receivables of the Transferor shall be less than the product of (i) the sum of the Aggregate Net Investment, the Loss Reserve and the Discount Reserve (as calculated in accordance with clause (B) of the definition thereof) multiplied by (ii) 110%; or

               (l)  an Event of Default (as defined in the Credit
Agreement) under the Credit Agreement shall have occurred; or

               (m) the Company is unable to obtain liquidity loans under the Liquidity Facility in support of Commercial Paper issued or to be issued by the Company in connection with the transactions contemplated by this Agreement; or

               (n) the Receivables Purchase Agreement shall have terminated in accordance with the terms of Article VIII thereof.

          SECTION 2  Termination.  If a Termination Event occurs, (i) the
                     -----------
Company may, by notice to the Transferor, declare all outstanding Tranche Periods to be ended and designate the Tranche Rate applicable to the Aggregate Net Investment plus the Discount Reserve, (ii) the Facility Limit shall be reduced on each day thereafter to the aggregate, as of such day, of the Aggregate Net Investment plus the Discount Reserve, (iii) the Company may cease to issue Commercial Paper or obtain liquidity loans for the purpose of reinvestment from the Liquidity Bank under the Liquidity Facility, (iv) if Georgia Gulf is the Collection Agent at the time, the Company may terminate Georgia Gulf as Collection Agent, and (v) the Company and the Collateral Agent shall have all of the rights and remedies provided to a secured creditor or a transferee under the Relevant UCC and applicable local law.

                                  ARTICLE VII

                                INDEMNIFICATION

          SECTION 1  Indemnities by the Transferor. Without limiting any other
                     -----------------------------
rights which the Company may have hereunder or under applicable law, the Transferor hereby agrees to indemnify the Company and its respective officers, directors, agents and employees from and against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by the Company arising out of
--------------------
or as a result of this Agreement or the ownership, either directly or indirectly, by the Company of the Transferred Interest excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Company or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Without limiting the generality of the foregoing, the Transferor shall indemnify the Company for Indemnified Amounts relating to or resulting from:

               (a) reliance on any representation or warranty made by the Transferor (or any of its officers) under or in connection with this Agreement or any other information or report delivered by or on behalf of the Transferor pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

               (b) the failure by the Transferor or the Collection Agent to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

               (c) the failure to vest and maintain vested in the Company or the Liquidity Bank when applicable, the Transferred Interest in the Receivables free and clear of any Adverse Claim;

               (d) the failure to file, or delay in filing, financing statements or other similar instruments or documents under the UCC or the laws of any applicable jurisdiction or other applicable laws with respect to any Receivable;

               (e) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of products or services related to such Receivable or the furnishing or failure to furnish such products or services;

               (f) any failure of the Transferor or the Collection Agent to perform its duties or obligations in accordance with the provisions of this Agreement;

               (g) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with products or services which are the subject of any Receivable; or

               (h) the transfer of an undivided percentage ownership interest in any Receivable other than an Eligible Receivable, if, on the date of such transfer the

Net Receivables Balance was less than the Coverage Amount.

          If the Company enters into agreements for the transfer of interests in receivables from one or more other Persons ("Other Transferors"), the Company
                                             -----------------
shall allocate such Indemnified Amounts which are attributable to the Transferor and to the Other Transferors to the Transferor and each Other Transferor; provided, however, that if such Indemnified Amounts are attributable to the
--------  -------
Transferor and not attributable to any Other Transferor, the Transferor shall be solely liable for such Indemni fied Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to the Transferor, such Other Transferors shall be solely liable for such Indemnified Amounts.

          SECTION 2  Tax Indemnification.  The Transferor and hereby agrees to
                     -------------------
pay, and to indemnify the Company from and against, any taxes which may at any time be asserted in respect of this transaction or the subject matter hereof or any funding agreement or the subject matter thereof (including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes, but not including any federal or (except as provided below) other income taxes imposed upon the Company, with respect to its net income or profits arising out of the transactions contemplated hereby), whether arising by reason of the acts to be performed by the Transferor hereunder or imposed against the Transferor or the Company, the property involved or otherwise. If any tax, fee or similar charge measured by net income or profits is imposed or with respect to any payment for the account of the Company provided for in this Agreement by any State or political subdivision thereof (other than income taxes of the Company), the Transferor will, upon demand by the Company, pay an amount necessary to make the Company whole, taking into account any tax consequences to the Company of the payment of such tax and the receipt of the indemnity provid-
ed for by this Section 8.2, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Company in the jurisdiction in which its principal executive office is located, provided, however, that if the Company enters into agreements for the transfer
--------  -------
of interests in receivables from Other Transferors, the Company shall allocate among the Transferor and such Other Transferors any amounts owing under this
Section 8.2 which are attributable to the Transferor or to the Other
Transferors ("Section 8.2 Costs"); provided, further, that if such Section 8.2
              -----------------    --------  -------
Costs are attributable to the Transferor and not attributable to any Other Transferor, the Transferor shall be solely liable for such Section 8.2 Costs or if such Section 8.2 Costs are attributable to Other Transferors and not attributable to the Transferor, such Other Transferors shall be solely liable for such Section 8.2 Costs; and provided, further, that such Section 8.2 Costs
                                --------  -------
shall include any amounts the Company must pay to the Liquidity Bank pursuant to the Liquidity Facility on account of any tax described in this Section 8.2 and applicable to the Liquidity Bank.

          SECTION 3  Additional Costs.
                     ----------------

               (a) The Transferor shall pay to the Company from time to time on demand of the Company such amounts as the Company may reasonably determine to be necessary to compensate it for any increase in costs which the Company determines are attributable to its making a Transfer or maintaining any Tranche under this Agreement or its obligation to make any such Transfer or reinvestment hereunder, or any reduction in any amount receivable by the Company hereunder in respect of any such Tranche or such obligation (such increases in costs, payments and reductions in amounts receivable being herein called "Additional
                                                                   ----------
Costs") resulting from any Regulatory Change which (i) changes the method or
-----
basis of taxation of (A) any amounts payable to the Company under this Agreement in respect of any such Tranche or (B) such amounts when considered together with any amounts to be paid by the Company in respect of its commercial paper notes relating to such Tranche, (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, capital or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the banks that are parties to the Liquidity Facility or (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities). The Company will notify the Transferor of any event that will entitle the Company to compensation pursuant to this Section 8.3(a) as promptly as practicable after it obtains knowledge thereof.

               (b) Without limiting the effect of the foregoing provisions of this Section 8.3 (but without duplication), the Transferor shall pay to the Company from time to time on demand of the Company such amounts as the Company may reasonably determine to be necessary to compensate it for any costs which the Company determines are attributable to its making a Transfer or maintaining any Tranche under this Agreement or its obligation to make any transfers or reinvestments hereunder, in respect of any amount of capital maintained by the banks that are parties to the Liquidity Facility pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter or in respect of any costs or expenses incurred by the Company under the Liquidity Facility. The Company will notify the Transferor if the Company is entitled to compensation pursuant to this Section 8.3(b) as promptly as practicable after it obtains knowledge of such event or condition.

          (c) Determinations and allocations by the Company for purposes of this Section 8.3 shall be con-clusive, provided that such determinations and allocations are made in good faith and on a reasonable basis, reasonable evidence (including an explanation of the applicable Regulatory Change and an accounting for any amounts demanded) of which shall be provided to the Transferor upon request.

               (d) Anything in this Section 8.3 to the contrary notwithstanding, if the Company enters into agreements for the transfer of interests in receivables from Other Transferors, the Company shall allocate the liability for any amounts under this Section 8.3 ("Section 8.3 Costs") to the
                                                   -----------------
Transferor and each Other Transferor which is attributable to the Transferor, which amounts shall be paid by the Transferor or to the Other Transferors; and provided, further, that if such Section 8.3 Costs are attributable to the
--------  -------
Transferor and not attributable to any Other Transferor, the Transferor shall be solely liable for such Section 8.3 Costs or if such Section 8.3 Costs are attributable to Other Transferors and not attributable to the Transferor, such Other Transferors shall be solely liable for such Section 8.3 Costs.

          SECTION 4  Other Costs and Expenses.  The Transferor shall pay on
                     ------------------------
demand all costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement, any operating agreement, any funding agreement by and between the Company and any financial institution and the other documents to be delivered hereunder, including without limitation, reasonable fees and out-of-pocket expenses of legal counsel for the Company, any operating agent and the financial institution party to such funding agreement (which such counsel may be employees of the Company, such operating agent or such financial institution) with respect thereto and with respect to advising the Company, such operating agent and such financial institution as to its rights and remedies under this Agreement, any operating agreement and any funding agreement, respectively, and all costs and expenses, if any, including reasonable counsel fees and expenses in connection with the enforcement or amendment of this Agreement and the other documents delivered hereunder. The Transferor shall reimburse the Company for any amounts the Company must pay to any financial institution pursuant to any funding agreement on account of any tax described in Section 8.2 and applicable to such financial institution. The Transferor shall reimburse the Company for any and all commissions of placement agents and commercial paper dealers in respect of Commercial Paper issued to fund any CP Tranche hereunder. The Transferor shall reimburse the Company on demand for all other costs and expenses incurred by the Company, any operating agent or any shareholder of the Company, including reasonable counsel fees and expenses incurred in connection with the enforcement of, or amendment to, this Agreement and any documents related hereto, to the extent such fees, costs and expenses are incurred in respect of such enforcement or amendment by or in respect of the Transferor ("Other Costs") (provided that with respect to legal fees of the Company and the
  ----- -----    --------
new York Operating Agent incurred in connection with the negotiation and implementation of this Agreement, the Transferor shall be obligated to pay such fees, together with any out-of-pocket expenses and disbursements incurred by such counsel); provided, however, that if the Company enters into agreements for
               --------  -------
the transfer of interests in receivables from Other Transferors, the Company shall allocate the liability for such Other Costs to the Transferor and each Other Transferor; and provided, further, that if such Other Costs are
                      --------  -------
attributable to the Transferor and not attributable to any Other Transferor, the Transferor shall be solely liable for such Other Costs or if such Other Costs are attributable to Other Transferors and not attributable to the Transferor, such Other Transferors shall be solely liable for such Other Costs.

          SECTION 5  Reconveyance Under Certain Circumstances.  The Transferor
                     -----------------------------------------
agrees to accept the reconvey-
ance from the Company of a particular portion of the Transferred Interest if the Company notifies the Transferor of a breach of any representation or warranty made or deemed made at the time of such Transfer pursuant to Article III of this Agreement with respect to such portion of the Transferred Interest and the Transferor shall fail to cure such breach with respect to such portion within five (5) days after becoming aware thereof. The reconveyance price shall be paid by the Transferor to the Company in immediately available funds on such day in an amount equal to the Outstanding Balance of the Receivables related to such portion of the Transferred Interest.

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 1  Term of Agreement.  This Agreement shall terminate
                     -----------------
following the Termination Date when all Aggregate Unpaids have been paid in full; provided, however, that (i) the rights and remedies of the Company with
      --------  -------
respect to any representation and warranty made or deemed to be made by Transferor and Georgia Gulf pursuant to this Agreement and (ii) the indemnification and payment provisions of Article VIII, shall be continuing and shall survive any termination of this Agreement, subject to applicable statutes of limitation.

          SECTION 2  Waivers; Amendments.  No failure or delay on the part of
                     -------------------
the Company in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Transferor, Georgia Gulf and the Company.

          SECTION 3  Notices.  Except as provided below, all communications and
                     -------
notices provided for hereunder shall be in writing (including bank wire, telex, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or facsimile set forth below. Each such notice or other communication shall be effective if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate answerback or written confirmation is received, if given by any other means when received at the address specified in this Section. However, anything in this Section to the contrary notwithstanding, the Transferor hereby authorizes the Company to effect Transfers, Tranche Period and Tranche Rate selections based on telephonic notices made by any Person which the Company in good faith believes to be acting on behalf of the Transferor. The Transferor agrees to deliver promptly to the Company a written confirmation of each telephonic notice signed by an authorized officer of Transferor. However, the absence of such confirmation shall not affect the validty of such notice.
If the written confirmation differs in any material respect from the action taken by the Company, the records of the Company shall govern absent manifest error.

          If to the Company:
          -----------------

          DYNAMIC FUNDING CORPORATION
          c/o J H Management Corporation
          One International Place
          Boston, Massachusetts 02110
          Attention:  President
          Telephone:  (617) 951-7000
          Telecopy:   (617) 951-7050
          (with a copy to the New York Operating Agent)

          If to the Transferor:
          --------------------

          GGRC CORP.
          400 Perimeter Center Terrace, Suite 595
          Atlanta, Georgia  30346
          Attention:  Donald P. Burke
          Telephone:  (404) 395-4533
          Telecopy:   (404) 395-4572

          If to Georgia Gulf:
          ------------------

          GEORGIA GULF CORPORATION

          400 Perimeter Center Terrace, Suite 595
          Atlanta, Georgia  30346
          Attention:  Donald P. Burke
          Telephone:  (404) 395-4533
          Telecopy:   (404) 395-4572

          If to the New York Operating Agent:
          ----------------------------------

          THE FUJI BANK AND TRUST COMPANY
          Two World Trade Center
          81st Floor
          New York, New York 10048
          Attention:  Corporate Trust Department
          Telephone:  (212) 898-2258
          Telecopy:   (212) 321-2468

          SECTION 4  Governing Law; Submission to Jurisdiction; Integration.
                     ------------------------------------------------------
This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Transferor and Georgia Gulf hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Transferor and Georgia Gulf hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.4 shall affect the right of the Company to bring any action or proceeding against the Transferor, Georgia Gulf or their respective properties in the courts of other jurisdictions. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          SECTION 5  Severability; Counterparts.  This Agreement may be executed
                     --------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 6  Assignments.
                     -----------

               (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that neither the
                                         --------  -------
Transferor nor Georgia Gulf may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Company. No provision on this Agreement shall in any manner restrict the ability of the Company to assign, participate, grant security interests in, or otherwise transfer any portion of the Transferred Interest, to The Fuji Bank, Limited, New York Branch, as collateral agent (in such capacity, the "Collateral Agent") on behalf of the
                                            ----------------
Liquidity Bank and other secured parties.

               (b) The Transferor hereby acknowledges the complete assignment by the Company of all of its rights under this Agreement and all of its interest in, to and under the Transferred Interest to the Collateral Agent.

          SECTION 7  Confidentiality.  (a)  Each of the Transferor and Georgia
                     ---------------
Gulf hereby consents to the disclosure of any non-public information with respect to it to (i) either the New York Operating Agent or the Company by the other and (ii) the Liquidity Bank (or any prospective or actual participant in the Liquidity Facility) by the New York Operating Agent or the Company.

          (b) Each of the Transferor and Georgia Gulf shall maintain, and shall cause each of its officers, employees and agents to maintain, the confidentiality of this Agreement, all documents related hereto and all other confidential proprietary information with respect to the Company, the New York Operating Agent and the Liquidity Bank and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein, except for information that has become publicly available and has been disclosed to (i) legal counsel, accountants and other professional advisors to the Transferor and Georgia Gulf, (ii) as required by law, regulation or legal process and (iii) in connection with any legal or regulatory proceeding to which the Transferor and/or Georgia Gulf is subject. Both the Company and the New York Operating Agent hereby consent to the disclosure of information in the manner and to the Persons set forth in clauses
(i) through (iii) above.

          SECTION 8  No Bankruptcy Petition Against the Company.  Each of the
                     ------------------------------------------
Transferor and Georgia Gulf hereby covenants and agrees that, prior to the date which is one year and one day after the date upon which all outstanding commercial paper of the Company is paid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceed-ings or other similar proceeding under the laws of any jurisdiction.

          SECTION 9  Limited Recourse; Waiver of Setoff. (a)  Notwithstanding
                     ----------------------------------
anything to the contrary contained herein, the obligations of the Company under this Agreement are solely the corporate obligations of the Company and shall be payable at such time as funds are received from the Transferor, Georgia Gulf and other transferors or from any party to any agreement with the Company in accordance with the terms thereof in excess of funds necessary to pay matured and maturing Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Company arising out of or based upon this Agreement against any stockholder, employee, officer, director or incorporator of the Company or any Affiliate thereof or against any stockholder, employee, officer, director, incorporator or Affiliate of the New York Operating Agent; provided, however, that the foregoing
                                           --------  -------
shall not relieve any such person or entity from any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

          (b) Each of the Transferor and Georgia Gulf hereby agrees to waive any right of setoff which it may have or to which it may be entitled against the Company and its assets.

          SECTION 10  Characterization of the Transactions Contemplated by this
                      ---------------------------------------------------------
Agreement.  The Transferor and the Company agree to treat the transactions
---------
contemplated by this Agreement as a financing for tax purposes and further agree to file on a timely basis all federal and other income tax returns consistent with such treatment.

          IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                   GGRC CORP., as Transferor


                                   By___________________________
                                     Name:
                                     Title:


                                   GEORGIA GULF CORPORATION,
                                     individually and as Collection
                                     Agent


                                   By__________________________
                                     Name:
                                     Title:


                                   DYNAMIC FUNDING
                                     CORPORATION, as Company


                                   By___________________________
                                     Name:
                                     Title:


Accepted and agreed as of
the date first above written:

THE FUJI BANK AND TRUST COMPANY,
as New York Operating Agent

By:____________________________
Name:
Title:

                                   EXHIBIT A

                              [FORM OF CONTRACT]

                                   EXHIBIT B

                        [CREDIT AND COLLECTION POLICY]

                                   EXHIBIT C

                        Schedule of Location of Records
                        -------------------------------



                         Georgia Gulf Corporation
                         Highway 405
                         Plaquemine, Louisiana  70764
                         Attention:  Credit Department


                         Georgia Gulf Corporation
                         400 Perimeter Center Terrace
                         Suite 595
                         Atlanta, Georgia  30346

                                   EXHIBIT D

                         Schedule of Corporate Names,
                          Tradenames or Assumed Names
                          ---------------------------


                      GG Terminal Management Corporation
                      Georgia Gulf Export Corporation
                      Georgia Gulf Corporation
                      Georgia Gulf

                                   EXHIBIT E

                       List of Top Ten Obligors By Aging
                       ---------------------------------


                                Georgia Pacific
                                 Allied Signal
                                    Borden
                            Aluminum Co. of America
                                   Colorite
                               Lamson & Sessions
                              Tomkins Industries
                            North American Plastic
                                Owens-Illinois
                              Klockner Pentaplast

                                   EXHIBIT F

                        FORM OF COMPLIANCE CERTIFICATE


          I, the undersigned Treasurer of GGRC Corp. ("GGRC") DO HEREBY CERTIFY pursuant to Section 5.1(a)(iii) of the Receivables Transfer Agreement, dated as of December 4, 1996 (as amended, supplemented or otherwise modified and in effect from time to time, the "Transfer Agreement"), between GGRC Corp., Georgia Gulf Corporation and Dynamic Funding Corporation, that on, and as of the date hereof, there exists no Termination Event or Potential Termination Event.

          Capitalized terms not otherwise defined herein have the meanings assigned to them in the Transfer Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ________, 199__.


                                             _________________________, as
                                               Transferor



                                             By:_________________________
                                                Name:
                                                Title:  [Treasurer]

                                   EXHIBIT G

                           [FORM OF MONTHLY REPORT]

                                   EXHIBIT H


                   Reference may be made to Tabs 20 and 21.

                                   EXHIBIT I


                            List of Lock-Box Banks
                            ----------------------


Bank                                     Account Number
----                                     --------------


Wachovia Bank of Georgia                 18-340-667
191 Peachtree Street NE
Atlanta, Georgia  30303-1757
Attn:  Mike G. Mountcastle
Tel:  (404) 332-5317
Lock-Box #:  101784

                                   EXHIBIT J


                            FORM OF LOCK-BOX NOTICE



                                                         ___________, 19__


[Name and Address of
  Lock-Box Bank]

     ________________________________________

Ladies and Gentlemen:

          We hereby notify you that we have transferred exclusive ownership and control of our lock-box account[s] no[s]. _____ maintained with you (the "Lock-Box Account[s]") to Dynamic Funding Corporation, c/o J H Management Corporation, One International Place, Boston, Massachusetts 02110-2624 (the "Company").

          We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lock-Box Account[s] directly to The Fuji Bank, Limited, New York Branch, Account no. _____ in the name of the Company, for the account of the Company, or otherwise in accordance with the instructions of the Company.

          We also hereby notify you that the Company shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lock-Box Account[s], including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box Account[s].

                          [INTENTIONALLY LEFT BLANK]

          Please agree to the terms of, and acknowledge receipt of, this notice by signing in the space provided below on two copies hereof sent herewith and send one signed copy to the Company, at its address referred to above, Attention of President, and send the other signed copy via overnight courier to the undersigned at its address at _______________, Attention of ____________. In addition, please furnish a copy to The Fuji Bank and Trust Company, Two World Trade Center, 81st Floor, New York, New York 10048, Attention: Corporate Trust Department.

                              Very truly yours,

                              _______________________


                              By: _______________________
                                  Name:
                                  Title:


Agreed and acknowledged:

     [NAME OF BANK]

By: _________________________
    Name:
    Title:

                                   EXHIBIT K


                             List of Actions/Suits
                             ---------------------


                                     None.

                                   EXHIBIT L

                       Form of Tranche Selection Notice
                       --------------------------------

                                  GGRC CORP.
                    400 PERIMETER CENTER TERRACE, SUITE 595
                            ATLANTA, GEORGIA 30346


Transfer Notice Date:  _________________

Dynamic Funding Corporation
c/o The Fuji Bank and Trust Company
Trust Administration Department
Two World Trade Center, 81st Floor
New York, New York 10048

                           TRANCHE SELECTION NOTICE
                           ------------------------

Dear Sir or Madam:

With reference to Section 2.2 of the Amended and Restated Receivables Transfer Agreement, dated as of December 4, 1996 (as amended, the "Transfer Agreement") by and among Dynamic Funding Corporation (the "Company"), GGRC Corp. (the "Transferor") and Georgia Gulf Corporation, the Transferor hereby requests the Company to accept the Transfer or maintain the Transfer of Receivables, as the case maybe, from the Transferor utilizing the proceeds of the following:

     Commercial Paper Face Value*:  _______________
     Transfer Date:           _______________
     Maturity Date:           _______________

* A CP Tranche unless otherwise specified.

Sincerely,

__________________________
Name:
Title:
____________________________________________________________
                                 CONFIRMATION
Date of Issuance:    ________
Maturity Date:     ________       No. of Days in Tranche: _______
Face Amt. of CP:    ________
Disc. Amt. of CP:   ________      CP Rate:                  _______
Proceeds of CP:     ________

          IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                        GGRC CORP., as Transferor

                                        By /s/ Samuel M. Hensley
                                          --------------------------------
                                          Name:  Samuel M. Hensley
                                          Title: Treasurer

                                        GEORGIA GULF CORPORATION,
                                          individually and as Collection
                                          Agent

                                        By /s/ Samuel M. Hensley
                                          --------------------------------
                                          Name:  Samuel M. Hensley
                                          Title: Corporate Controller

                                        DYNAMIC FUNDING
                                          CORPORATION, as Company

                                        By_________________________________
                                          Name:
                                          Title:

Accepted and agreed as of
the date first above written:

THE FUJI BANK AND TRUST COMPANY,
as New York Operating Agent


By:_________________________________
Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                        GGRC CORP., as Transferor

                                        By_________________________________
                                          Name:
                                          Title:

                                        GEORGIA GULF CORPORATION,
                                          individually and as Collection
                                          Agent

                                        By_________________________________
                                          Name:
                                          Title:

                                        DYNAMIC FUNDING
                                          CORPORATION, as Company

                                        By: /s/ Tiffany Percival
                                           ----------------------------------
                                          Name:   TIFFANY PERCIVAL
                                          Title:  Vice President

Accepted and agreed as of
the date first above written:

THE FUJI BANK AND TRUST COMPANY,
as New York Operating Agent


By:________________________________
Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                        GGRC CORP., as Transferor

                                        By________________________________
                                          Name:
                                          Title:

                                        GEORGIA GULF CORPORATION,
                                          individually and as Collection
                                          Agent

                                        By________________________________
                                          Name:
                                          Title:

                                        DYNAMIC FUNDING
                                          CORPORATION, as Company

                                        By_________________________________
                                          Name:
                                          Title:

Accepted and agreed as of
the date first above written:

THE FUJI BANK AND TRUST COMPANY,
as New York Operating Agent


By: /s/ Masao Takahashi
   --------------------------------
Name:   Masao Takahashi
Title:  Executive Vice President